                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) December 31, 2003
                                                        -----------------

                            SUNSHINE PCS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

     Delaware                      333-50948                30-0076986
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(State or other                    (Commission File         (IRS Employer
Jurisdiction of                    Number)                  Identification)
Incorporation)

       359 West 11th Street, Suite 7B, New York, NY            10014
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       (Address of Principal Executive Offices)             (Zip Code)

       Registrant's Telephone Number, Including Area Code: (646) 336-1718
                                                           --------------

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.
            ------------------------------------

            On December  31,  2003,  Sunshine PCS  Corporation  (the  "Company")
completed  the  sale  of its  three  C-Block  personal  communications  services licenses to Cingular Wireless LLC for $13,750,000 in cash. The sale was effected pursuant to an  Agreement  for  Purchase  and Sale of Licenses  dated August 18,
2003,  between  the  parties.   The  consideration  was  determined  based  upon
arms-length  negotiations between the unrelated parties. The licenses, which are for the  provision of C-Block  personal  communications  services in the Florida cities of Tallahassee, Panama City and Ocala, represent substantially all of the assets of the Company.  In related  transactions,  the Company used a portion of the sales  proceeds to acquire all of its  preferred  stock and warrants held by
Lynch  Interactive  Corporation for an aggregate amount of $7,587,000 and all of its outstanding Class B Common Stock for an aggregate amount of $613,863.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

         (b) Pro forma financial information.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

            The following  unaudited pro forma financial  statements reflect the consummation of the sale of the Company's three C-Block personal  communications services  licenses to Cingular  Wireless LLC  ("Sale")and the acquisition of all series of the Company's  preferred  stock,  all of the Company's  Class B common stock and warrants to acquire  4,300,000  shares of the Company's Class A common stock ("Acquisitions").

            The  accompanying  Pro  Forma  Balance  Sheet of the  Company  as of
September 30, 2003 is intended to reflect the Sale and  Acquisitions  as if they had been consummated on September 30, 2003.

            The unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 give effect to the
Sale and Acquisitions as if they had occurred on January 1, 2002.

            The  unaudited Pro Forma  Statements of Operations  does not include nonrecurring charges or expenses related to the Sale and Acquisitions - see note
(f) to the Pro Forma Statements of Operations.

            The  unaudited pro forma  financial  statements do not purport to be indicative  of what the  Company's  financial  position or results of operations would actually have been had the Sale and Acquisitions  taken place on the dates indicated and do not purport to project the Company's  results of operations for any  future  period or date.  The pro forma  adjustments  are  described  in the accompanying  notes and are based  upon  information  and  assumptions  that the
Company believes are reasonable.  The pro forma financial  statements  should be read in conjunction with the financial statements of the Company,  including the notes  thereto,  contained  in  the  Company's  Annual  Report  filed  with  the
Securities  and  Exchange  Commission  on Form 10-K for its  fiscal  year  ended
December 31, 2002.

                            Sunshine PCS Corporation
                         (A Development Stage Enterprise
                     Formerly Fortunet Communications, L.P.)
                                  Balance Sheet
                               September 30, 2003

                                                    Historical      Pro Forma          Note        Pro Forma
                                                    Financials     Adjustments       Reference     Financials
                                                    ----------------------------------------------------------
Assets
Cash and cash equivalents                           $  255,372   $  5,549,137           (a)      $ 5,804,509

Accounts receivable                                     30,667        (30,667)          (a)                -

Equipment, at cost                                   1,002,684     (1,002,684)          (b)                -

Less: accumlated depreciation                         (311,948)       311,948           (b)                -
                                                    --------------------------------------------------------
   Net equipment                                       690,736       (690,736)                             -
                                                    --------------------------------------------------------

PCS Licenses, less accumlated
amortization of $279,792 in Historical
Financials and $0 in Pro Forma Financials           2,406,220      (2,406,220)          (c)                -

Other assets                                            2,425                                           2,425
                                                    ---------------------------------------------------------
                                                   $3,385,420     $ 2,421,514                     $ 5,806,934
                                                    =========================================================

Liabilities and stockholders' deficiency

Accounts payable and accrued expenses              $  251,395     $         -                     $   251,395

Preferred Stock, $1.00 par value per
share, $1,000 preference per share,
30,000 shares authorized, 11,949 shares
outstanding in Historical Financials and 0
shares outstanding in Pro Forma Financials         2,199,618       (2,199,618)        (d)                   -

Series A-1 Preferred Stock, par value
$1.00 per share, $1000 liquidation
preference per share, 12,500 shares
authorized and 12,500 shares outstanding
in Historical Financials and 0 shares
outstanding in Pro Forma Financials               12,500,000      (12,500,000)        (d)                   -

Series A-2 Preferred Stock, par value
$1.00 per share, $1000 liquidation
preference per share, 2,000 shares
authorized and outstanding, 2,000 shares
outstanding in Historical Financials and 0
shares outstanding in Pro Forma Financials         2,000,000      (2,000,000)         (d)                   -

Stockholders' deficiency
Class A: Authorized shares - 20,000,000,
4,588,653 shares outstanding                               -                                                -
Class B: Authorized shares - 20,000,000,
3,069,313 shares outstanding in Historical
Financials and 0 shares outstanding in
Pro Forma Financials                                       -                                                -

Additional paid-in capital                        71,693,659    $   8,498,755         (e)          80,192,414
Deficit accumulated during the
development stage                                (85,259,252)      10,622,377         (f)         (74,636,875)
                                               --------------------------------------------------------------
                                                 (13,565,593)      19,121,132                       5,555,539
                                               --------------------------------------------------------------
                                               $   3,385,420   $    2,421,514                    $   5,806,934
                                               ==============================================================

                            Sunshine PCS Corporation
                         (A Development Stage Enterprise
                     Formerly Fortunet Communications, L.P.)
                             Notes to Balance Sheet
                               September 30, 2003

(a) To  reflect  (i) the cash  received -  $13,750,000,  from sale of all of the
Company's PCS Licenses ("Licenses") to Cingular Wireless LLC ("Purchaser") which included,  per the Agreement for Purchase and Sale of Licenses  dated August 18,
2003, the accounts  receivable from the lease of the spectrum in the Licenses to the  Purchaser,  less (ii) the cash paid to acquire (i) all series of  preferred stock -  $7,200,000  , (ii)  all  Class B common  stock -  $613,863,  and  (iii)
warrants to acquire 4,300,000 shares of Class A common stock - $387,000.

(b) To reflect the write-down of the electronic  equipment,  that was previously used to provide service in the Licenses and is currently being held for sale, to net realizable value - estimated at $0.

(c) To reflect the elimination of the net book value of the Licenses.

(d) To  reflect  the  acquisition  of all series of  preferred  stock from Lynch
Interactive Corporation in exchange for $7.2 million.

(e) To reflect the increase  (decrease)  in additional  paid-in  capital for the difference between the amount paid for the acquisition of and the net book value of the following securities: all series of preferred stock - $9,499,618, Class B common stock - ($613,863),  and warrants to acquire  4,300,000 shares of Class A common stock - ($387,000).

(f) To record the gain on sale of the  Licenses  and to reflect  the loss on the write-down of electronic  equipment held for sale.  (Note: the net gain does not reflect a tax provision due to previously unrecognized deferred tax assets).

                            Sunshine PCS Corporation
                         (A Development Stage Enterprise
                     Formerly Fortunet Communications, L.P.)
                            Statements of Operations
      Nine Months Ended September 30, 2003 and Year Ended December 31, 2002

                                                       Nine Months Ended September 30, 2003
                                          ----------------------------------------------------------------------------
                                            Historical         Pro Forma           Note                   Pro Forma
                                            Financials         Adjustments       Reference                Financials
                                          ----------------------------------------------------------------------------

Lease income                              $     30,667       $     (30,667)           (a)               $            -
Interest income                                  2,299                                                           2,299
Other expenses                                (333,451)            138,848            (b)                     (194,603)
Depreciation and amortization                 (208,155)            208,155            (c)                            -
                                          ---------------------------------                             ---------------

Net Loss                                      (508,640)            316,336                                   (192,304)
Dividend requirement on preferred stock       (592,961)            592,961            (d)                           -
                                          ---------------------------------                             ---------------

Loss applicable to common stock           $(1,101,601)       $     909,297                              $    (192,304)
                                          =================================                             ===============

Weighted average shares used in
computation of loss per common share        7,657,966           (3,069,313)           (e)                   4,588,653

Basic and diluted loss per common
share                                     $     (0.14)                                                  $       (0.04)

                                                       Year Ended December 31, 2002
                                          ----------------------------------------------------------------------------
                                            Historical         Pro Forma           Note                   Pro Forma
                                            Financials         Adjustments       Reference                Financials
                                          ----------------------------------------------------------------------------

Interest income                           $     6,253        $           -                              $      6,253
Interest expense (including
 commitment fees)                          (1,395,143)                                                    (1,395,143)
Other expenses                               (578,682)             384,998            (b)                   (193,684)
Foregiveness of debt                        4,323,746                                                      4,323,746
Depreciation and amortization                (291,071)             291,071            (c)                          -
                                          ---------------------------------                             ---------------

Net Income                                  2,065,103              676,069                                 2,741,172
Dividend requirement on preferred stock      (742,959)             742,959            (d)                          -
                                          ---------------------------------                             ---------------
Income applicable to common stock         $ 1,322,144          $ 1,419,028                               $ 2,741,172
                                          =================================                             ===============

Weighted average shares used in
computation of income per common share      7,141,840           (3,321,368)           (e)                  3,820,472

Basic and diluted income per common
share                                    $       0.19                                                   $       0.72

                            Sunshine PCS Corporation
                         (A Development Stage Enterprise
                     Formerly Fortunet Communications, L.P.)
                        Notes to Statements of Operations
      Nine Months Ended September 30, 2003 and Year Ended December 31, 2002

(a) To eliminate  the lease income from the Purchaser for leasing the use of the spectrum in the Licenses.

(b) To eliminate all expenses associated with providing service in the Licenses, including  telecommunications  costs  and  tower  rental  expense, leaving  only on-going corporate expenses.

(c) To eliminate the  amortization  expense on the Licenses and the depreciation expense  on  electronic  equipment  that  was  used to  provide  service  in the
Licenses.

(d) To  eliminate  the  preferred  stock  dividend on  preferred  stock that was acquired.

(e) To eliminate the weighted  average share effect of Class B common stock that was acquired, and, in 2002, the dilutive effect of a convertible preferred stock
- 252,055 weighted average shares.

(f) Does not include the  write-down  of $690,736,  as of September 30, 2003, to reflect net realizable value of electronic equipment that was previously used to provide  service in the Licenses and is currently  being held for sale.  The net realizable value of this equipment is estimated at $0. Also does not reflect the charge for the lease payments under  non-cancellable tower leases that were used to provide service in the Licenses. Total lease payments from September 30, 2003 to the end of the leases was $327,221.

         (c)  Exhibits

              2.1           Agreement  for Purchase  and Sale of Licenses  dated
                            August 18,  2003,  by and  between  the  Company and
                            Cingular,  incorporated  by reference to Item 2.1 of
                            the  Company's  Current  Report  on Form  8-K  dated
                            August 19, 2003.

                                    SIGNATURE

            Pursuant to requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNSHINE PCS CORPORATION

                                    /s/ Karen E. Johnson
                                    -----------------------------
                                    Karen E. Johnson
                                    Chief Executive Officer

Date: January 15, 2004